Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
03523TAC2
115637AJ9
191219BV5
Issuer
ANHEUSER-BUSCH INBEV
BROWN-FORMAN CORPORATION
COCA-COLA ENTERPRISES
Underwriters
Banc of America Securities LLC, Barclays Capital,
Deutsche Bank Securities, JP Morgan, Mitsubishi
UFJ Securities, Mizuho Securities USA, RBS
Greenwich Capital, Scotia Capital
Banc of America Securities LLC, Barclays Capital,
Citigroup, JP Morgan, Wachovia Securities
Banc of America Securities LLC, Citigroup, HSBC
Securities, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ABIBB 8.2% 1/15/39
BF 5% 02/01/14
CCE 4.25 03/01/15
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Banc of America Securities LLC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2009
1/6/2009
2/17/2009
Total amount of offering sold to QIBs
1,250,000,000
250,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,250,000,000
250,000,000
250,000,000
Public offering price
99.744
99.634
99.227
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.38%
0.60%
0.35%
Rating
Baa2/BBB+
A2/A
A3/A
Current yield
8.22%
5.02%
4.28%
Benchmark vs Spread (basis points)
512bp
337bp
270bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Core Income VIP
DWS
605,000.00
 $               603,451.20
0.05%
2.58%
1.79%
1/9/2009
DWS Lifecycle Long Range Fund
DWS
580,000.00
 $               578,515.20
0.05%
2.37%
-0.57%
1/9/2009
DWS Strategic Income Fund
DWS
8,315,000.00
 $
8,293,714
0.67%
2.35%
1.26%
1/9/2009
Total

9,500,000
 $
9,475,680
0.76%


^The Security and Fund Performance is
 calculated based on information
 provided by State Street Bank.


*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information



Security Purchased
Comparison Security
Comparison Security
CUSIP
17275RAD4
055921AA8
26483EAD2
Issuer
CISCO SYSTEMS INCORPORATED
BMC SOFTWARE INCORPORATED
DUN & BRADSTREET CORPORATION
Underwriters
Banc of America Securities LLC, Citigroup,
Goldman Sachs, JP Morgan, Morgan Stanley,
Wachovia Capital Markets, Barclays Capital, BNP
Paribas, Credit Suisse, Deutsche Bank Securities,
HSBC Securities, ING Bank NV, Standard
Chartered Bank, UBS Securities
Banc of America Securities, Credit Suisse, JP
Morgan, Merrill Lynch, Morgan Stanley, UBS
Securities
Citigroup, JP Morgan, Barclays Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CSCO 5.9% 02/15/39
BMC 7.25% 06/01/18
DNB 6% 04/01/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/9/2009
5/29/2008
3/27/2008
Total amount of offering sold to QIBs
2,000,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,000,000,000
300,000,000
400,000,000
Public offering price
99.777
99.406
100.000
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.80%
0.65%
0.60%
Rating
A1/A+
Baa3/BBB
A-/A-
Current yield
5.91%
7.29%
6.00%
Benchmark vs Spread (basis points)
225bp
325bp
346bp

Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Lifecycle Long Range Fund
DWS
670,000.00
 $                   668,506
0.03%
-7.91%
-4.79%
3/31/2009
DWS Strategic Income Fund
DWS
820,000.00
 $                   818,171
0.04%
-0.97%
0.76%
2/18/2009
DWS Strategic Income VIP
DWS
180,000.00
 $                   179,599
0.01%
-0.97%
0.50%
2/18/2009
Total

1,670,000
 $                 1,666,276
0.08%


 ^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales of
 a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
224044BV8
88732JAS7
88732JAR9
Issuer
COX COMMUNICATION INCORPORATED
TIME WARNER CABLE INCORPORATED
TIME WARNER CABLE INCORPORATED
Underwriters
Barclays Capital, Deutsche Bank Securities, JP
Morgan, Royal Bank of Scotland, Wachovia
Securities
Banc of America Securities LLC, Barclays Capital,
BNP Paribas, Calyon, Citigroup, Daiwa Securities
America, Deutsche Bank Securities, Fortis
Securities, Goldman Sachs, HSBC Securities, JP
Morgan, Mitsubishi UFJ Securities, Mizuho
Securities USA, Morgan Stanley, RBS Greenwich
Capital, Scotia Capital, UBS Securities, Wachovia
Securities
Banc of America Securities LLC, Barclays Capital,
BNP Paribas, Calyon, Citigroup, Daiwa Securities
America, Deutsche Bank Securities, Fortis
Securities, Goldman Sachs, HSBC Securities, JP
Morgan, Mitsubishi UFJ Securities, Mizuho
Securities USA, Morgan Stanley, RBS Greenwich
Capital, Scotia Capital, UBS Securities, Wachovia
Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COXENT 8.375% 03/01/39
TWC 8.25% 04/01/19
TWC 7.5% 04/01/14
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/12/2009
3/23/2009
3/23/2009
Total amount of offering sold to QIBs
1,250,000,000
2,000,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,250,000,000
2,000,000,000
1,000,000,000
Public offering price
99.613
99.348
99.534
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.45%
0.35%
Rating
Baa3/BBB-
Baa2/BBB
Baa2/BBB
Current yield
8.41%
8.30%
7.52%
Benchmark vs Spread (basis points)
490bp
570bp
595bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Lifecycle Long Range Fund
DWS
560,000.00
 $                   557,833
0.04%
-5.81%
-3.10%
3/31/2009
Total

560,000
 $                   557,833
0.04%











^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
 a security, the final sale date is listed.
 If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AH9
037411AU9
247916AB5
Issuer
MARATHON OIL CORPORATION
APACHE CORPORATION
DENBURY RESOURCES INCORPORATED
Underwriters
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, JP Morgan, Morgan
Stanley, BNP Paribas, Comerica Securities, Credit
Suisse, Daiwa Securities, DnB Nor Markets, Fifth
Third Securities, Greenwich Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities,
Muriel Siebert, Natcity Investments, Scotia Capital,
SG Americas Securities, US Bancorp Investments
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Banc of America Securities LLC, JP Morgan,
BBVA Securities, Calyon, Comerica Securities,
Fortis Securities, Keybanc Capital Markets, Scotia
Capital, US Bancorp Investments, Wachovia
Capital Markets
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MOR 7.5% 02/15/19
APA 6% 09/15/13
DNR 9.75% 03/01/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/11/2009
9/26/2008
2/10/2009
Total amount of offering sold to QIBs
800,000,000
400,000,000
420,000,000
Total amount of any concurrent public offering
0
0
0
Total
800,000,000
400,000,000
420,000,000
Public offering price
99.296
99.476
92.82
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.60%
2.00%
Rating
Baa1/BBB+
A3/A-
B1/BB
Current yield
7.55%
6.03%
10.51%
Benchmark vs Spread (basis points)
487bp
310bp
890bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income Fund
DWS
3,320,000.00
 $                 3,296,627
0.42%
-0.30%
-2.72%
3/26/2009
DWS Core Fixed Income VIP
DWS
495,000.00
 $                   491,515
0.06%
-0.30%
-1.98%
3/26/2009
DWS Lifecycle Long Range Fund
DWS
470,000.00
 $                   466,691
0.06%
1.46%
-2.81%
3/31/2009
DWS Strategic Income Fund
DWS
820,000.00
 $                   814,227
0.10%
1.46%
-0.58%
3/31/2009
DWS Strategic Income VIP
DWS
180,000.00
 $                   178,733
0.02%
1.46%
-0.31%
3/31/2009
Total

5,285,000
 $                 5,247,794
0.66%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Y2
68268NAE3
278058DH2
Issuer
TRANS CANADA PIPELINES
ONEOK PARTNERS LP
EATON CORPORATION
Underwriters
Citigroup, HSBC Securities, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas Securities
SunTrust Robinson Humphrey, JP Morgan, RBS
Greenwich Capital, Barclays Capital, BNP Paribas,
US Bancorp Investments, Wedbush Morgan
Securities
Banc of America Securities LLC, Goldman Sachs,
UBS Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TRP 7.125% 01/15/19
OKS 8.625% 03/01/19
ETN 6.95% 03/20/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/6/2009
2/26/2009
3/11/2009
Total amount of offering sold to QIBs
750,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
500,000,000
300,000,000
Public offering price
99.977
99.665
99.49
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
A3/A-
Baa2/BBB
A3e/A-
Current yield
7.13%
8.65%
6.99%
Benchmark vs Spread (basis points)
460bp
570bp
410bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
2,005,000.00
 $                 2,004,539
0.27%
3.27%
-1.88%
3/3/2009
DWS High Income Plus Fund
DWS
385,000.00
 $                   384,911
0.05%
4.80%
0.70%
3/31/2009
DWS High Income VIP
DWS
255,000.00
 $                   254,941
0.03%
3.27%
-2.17%
3/3/2009
DWS Lifecycle Long Range Fund
DWS
20,000.00
 $                     19,995
0.00%
4.37%
-8.12%
3/31/2009
DWS Multi Market Income Trust
DWS
165,000.00
 $                   164,962
0.02%
4.37%
2.25%
3/31/2009
DWS Strategic Income Fund
DWS
125,000.00
 $                   124,971
0.02%
4.37%
0.16%
3/31/2009
DWS Strategic Income Trust
DWS
45,000.00
 $                     44,990
0.01%
4.37%
2.19%
3/31/2009
Total

3,000,000
 $                 2,999,310
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
 a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Z9
68268NA
278058DH2
Issuer
TRANS-CANADA PIPELINES
ONEOK PARTNERS LP
EATON CORPORATION
Underwriters
Citigroup, HSBC Securities, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas Securities
SunTrust Robinson Humphrey, JP Morgan, RBS
Greenwich Capital, Barclays Capital, BNP Paribas,
US Bancorp Investments, Wedbush Morgan
Securities
Banc of America Securities LLC, Goldman Sachs,
UBS Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TRP 7.625% 01/15/39
OKS 8.625% 03/01/19
ETN 6.95% 03/20/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC Bank
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/6/2009
2/26/2009
3/11/2009
Total amount of offering sold to QIBs
1,250,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,250,000,000
500,000,000
300,000,000
Public offering price
99.148
99.67
99.49
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.65%
0.65%
Rating
A3/A-
Baa2/BBB
A3e/A-
Current yield
7.69%
8.65%
6.99%
Benchmark vs Spread (basis points)
460bp
570bp
410bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,335,000.00
 $                 1,323,626
0.11%
0.75%
-1.88%
3/3/2009
DWS High Income Plus Fund
DWS
260,000.00
 $                   257,785
0.02%
1.89%
-2.99%
3/5/2009
DWS High Income VIP
DWS
175,000.00
 $                   173,509
0.01%
0.75%
-2.17%
3/3/2009
DWS Lifecycle Long Range Fund
DWS
15,000.00
 $                     14,872
0.00%
-0.27%
-8.12%
3/31/2009
DWS Multi Market Income Trust
DWS
110,000.00
 $                   109,063
0.01%
-0.27%
2.25%
3/31/2009
DWS Strategic Income Fund
DWS
80,000.00
 $                     79,318
0.01%
-0.27%
0.16%
3/31/2009
DWS Strategic Income Trust
DWS
25,000.00
 $                     24,787
0.00%
-0.27%
2.19%
3/31/2009
Total

2,000,000
 $                 1,982,960
0.16%











^The Security and Fund Performance
is calculated based on information
 provided by State Street Bank.




*If a Fund executed multiple sales of
 a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
931142CP6
670346AJ4
55616XAE7
Issuer
WAL-MART STORES
NUCOR CORPORATION
MACYS RETAIL HOLDINGS
Underwriters
Banc of America Securities LLC, Barclays Capital,
Deutsche Bank Securities, JP Morgan, Banca IMI,
BBVA Securities, BNP Paribas, Cabrera Capital
Markets, CastleOak Securities, Citigroup, Credit
Suisse, Dresdner Kleinwort, Goldman Sachs,
Greenwich Capital Markets, HSBC Securities,
Loop Capital Markets, Mitsubishi UFJ Securities,
Mizuho Securities, Morgan Stanley
Banc of America Securities LLC, Citigroup, JP
Morgan, Wachovia Securities
Banc of America Securities LLC, Credit Suisse, JP
Morgan, Bank of New York, Fifth Third Securities,
Loop Capital Markets, Piper & Jaffray, PNC
Capital Markets, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WMT 4.25% 02/01/19
NUE 5% 06/01/13
M 7.875% 07/15/15
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2009
5/28/2008
6/23/2008
Total amount of offering sold to QIBs
500,000,000
250,000,000
650,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
250,000,000
650,000,000
Public offering price
99.561
99.39
99.91
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.60%
0.63%
Rating
Aa2/AA
A1/A+
Ba2/BB
Current yield
4.14%
5.03%
7.88%
Benchmark vs Spread (basis points)
200bp
180bp
408bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income Fund
DWS
5,425,000
 $                 5,401,184
0.01%
-1.42%
-0.68%
1/27/2009
DWS Core Fixed Income VIP
DWS
555,000
 $                   552,564
0.11%
-1.42%
-0.11%
1/27/2009
DWS Lifecycle Long Range Fund
DWS
540,000
 $                   537,629
0.11%
-1.42%
-0.15%
1/27/2009
Total

6,520,000
 $                 6,491,377
0.23%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.